EXHIBIT 10.1


                           LIMITED WAIVER AND CONSENT


     Reference is made to that certain Second Amended and Restated Master Loan Restructuring Agreement, dated as of March 31, 1995, as amended by the First Amendment thereto dated as of November 28, 1995 (as so amended, the "Agreement") by and between ATWOOD DEEP SEAS, LTD., a Texas limited partnership (the "Partnership"), TEXAS COMMERCE BANK, NATIONAL ASSOCIATION ("TCB"), COMAC PARTNERS ("CoMac") and THE CHASE MANHATTAN BANK, formerly known as Chemical Bank ("Chase"; collectively with TCB and CoMac, referred to as the "Banks") and CHASE, as agent (in such capacity, the "Agent"). Terms used and not defined herein shall have the meanings given them in the Agreement.

         The Partnership has requested that the Banks consent to the provisions set forth herein in consideration for the covenants of the Partnership made herein.


                              I. WAIVER AND CONSENT

     Subject to the conditions and limitations set forth below, the Banks hereby consent to, and waive any violation of the following provisions, for a period commencing October 1, 1996 and ending September 30, 1997:

A. Section 9.8(iii) of the Agreement containing certain restrictions on the Partnership's ability to make capital expenditures exceeding $1,200,000 in any of the Partnership's Fiscal Years without the Bank's consent, resulting from the Partnership's expenditure of an amount not to exceed $39,000,000 on the installation of certain equipment upgrades (the "Upgrades") to the Hunter Vessel required pursuant to a Drilling Contract with British-Borneo Petroleum Inc. dated June 20, 1996 (the "Contract"), as such Contract is in effect on the date hereof a copy of such Contract has been previously provided to the Banks;

B. Clause Sixth of the Hunter Mortgage and Section 9.6 of the Agreement containing certain prohibitions on the Partnership's ability to sell any of its property, business or assets, caused by the removal from the Hunter Vessel and the sale to Atwood or an Affiliate of Atwood of (i) that certain FMC Link Belt Crane with 120 feet of boom (the "Crane"), for $292,000, and
     (ii) that certain 1,500 feet Vetco Riser with MR6C connectors (the "Riser"), for $572,000;

C. Section 1.1 of the Agreement containing the definition of "Gross Cash Receipts" caused by the exclusion of the proceeds of sale of the Crane and the Riser for the values set forth in paragraph B above, from the definition of "Gross Cash Receipts"; and

D. Section 1.1 of the Agreement containing the definition of "Gross Cash Receipts" and "Cash Operating Expenses" caused by the exclusion of the mobilization fee in an amount not in excess of $10,000,000 paid to the Partnership under the Contract, from the definition of "Gross Cash Receipts" and the exclusion of the actual mobilization costs paid by the Partnership under the Contract from the definition of "Cash Operating Expenses";


                   II. COVENANTS OF THE PARTNERSHIP AND ATWOOD

     Atwood and the Partnership, in consideration of the waivers and consents set forth above, hereby covenant and agree that:

A. Upon the execution of this Limited Waiver and Consent Agreement, the Partnership shall pay the Banks, as a prepayment of the Term Loans, $10,000,000;

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B.   Upon the  execution of this Limited  Waiver and Consent  Agreement,  Atwood agrees to execute a Limited Guaranty Agreement in favor of and in a form satisfactory to the Banks guaranteeing the Partnership's indebtedness for the scheduled principal payments due during the calendar year ending on December 31, 1997 under Section 3.1 of the Agreement as modified in clause F below;

C. For the period commencing October 1, 1996 and ending December 31, 1997, no advances by Atwood to the Partnership in connection with the Contract will be characterized as Temporary Working Capital Loans pursuant to Sections
     4.2 and 9.2 of the Agreement and all such advances will be characterized as Partnership Advance Notes;

D.   For the period commencing  October 1, 1996 and ending the Termination Date,
     (i) the Partnership shall not be entitled to any distribution of Excess Cash, under Section 4.2 of the Agreement, upon the reduction of the aggregate principal amount of the Term Loans below $20,000,000 and (ii) all Excess Cash payable by the Partnership from and after such time (such time being described in clause Third-(y) of subsection 4.2) shall be paid to the Banks;

E. In the event the Contract is terminated prior to the completion of the Upgrades required by such Contract, Atwood and the Partnership will, within ninety days of such termination, cause the Hunter Vessel to be put back into such drilling operating condition as is equivalent to, or better than, the condition of the Hunter Vessel prior to the commencement of the Upgrades;

F. Anything contained in the Loan Agreement to the contrary notwithstanding, including clause (i) of subsection 4.2(b), all Excess Cash applied or to be applied to the scheduled principal payments of the Term Loans due at any time on or after January 1, 1997 shall be applied to the Term Loans in the inverse order of maturity thereof. In furtherance thereof, the prepayments of Excess Cash received by the Banks and heretofore applied to the scheduled principal payments of the Term Loans due at the end of the first two Fiscal Quarters in 1997 shall be reapplied to the Term Loans in the inverse order of maturity thereof.

                               III. MISCELLANEOUS

A. The Partnership hereby represents and warrants to the Banks that immediately after giving effect to this Limited Waiver and Consent there shall exist no Default or Event of Default and immediately after giving effect to this Limited Waiver and Consent all representations and warranties contained herein, in the Agreement or otherwise made in writing in connection herewith or therewith shall be true and correct in all material respects with the same force and effect as if those representations and warranties had been made on and as of the date hereof.


B. Subsection 10.1 of the Loan Agreement is hereby amending by adding thereto a new clause (m) which shall read in its entirety as follows:

     "(m) The Limited Guaranty dated the date hereof made by Atwood in favor of the Banks shall cease to be in full force and effect or Atwood shall so assert in writing."

     C. Except as expressly waived or agreed herein, all covenants, obligations and agreements of the Partnership contained in the Agreement shall remain in full force and effect in accordance with their terms. Without limitation of the foregoing, the consents, waivers and agreements set forth herein are limited precisely to the extent set forth herein and shall not be deemed to (1) be a consent or agreement to, or waiver or modification of, any other term or condition of the agreement or any of the documents referred to therein, or (2) except as expressly set forth herein, prejudice any right or rights which the Banks may now have or may have in the future under or in connection with the Agreement or any of the documents referred to therein. Except as expressly modified hereby, the terms and provisions of the Agreement and any other documents or instruments executed in connection with any of the foregoing, are and shall remain in full force and effect, and the same are hereby ratified and confirmed by the Partnership in all respects.


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     D.   The  Partnership  agrees to reimburse and save the Banks harmless from and against liabilities for the payment of all out-of-pocket costs and expenses arising in connection with the preparation, execution, delivery, amendment, modification, waiver and enforcement of, or the preservation of any rights under, this Limited Waiver and Consent, including, without limitation, the reasonable fees and expenses of legal counsel to the Banks which may be payable in respect of, or in respect of any modification of, this Limited Waiver and Consent.

     E. This Limited Waiver and Consent and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of New York.

     F. This Limited Waiver and Consent and the documents referred to herein represent the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior and contemporaneous oral and written agreements of the parties hereto with respect to the subject matter hereof.

     G.   This  Limited  Waiver  and  Consent  may  be  separately  executed  in
          counterparts   and  by  the  different   parties  hereto  in  separate
          counterparts, each of which when so executed shall be deemed to constitute one and the same agreement.



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IN WITNESS  WHEREOF,  the  undersigned  parties have  executed  this
          Limited Waiver and Consent as of the 3rd day of February, 1997.

                                  ATWOOD DEEP SEAS, LTD.

                                  By:  ATWOOD HUNTER CO., General Partner


                                  By:      /s/ James M. Holland
                                           James M. Holland
                                           Vice President

                                  ATWOOD OCEANICS, INC.


                                  By:      /s/ James M. Holland
                                           James M. Holland
                                           Senior Vice President

                                  THE CHASE MANHATTAN BANK, formerly known as
                                  Chemical Bank, as Agent and as a Bank


                                  By:      /s/ Charles O. Freedgood
                                           Charles O. Freedgood
                                           Vice President


                                  TEXAS COMMERCE BANK,
                                  NATIONAL ASSOCIATION


                                  By:      /s/ James A. Flynn
                                           Name:  James A. Flynn
                                           Title: Vice President


                                  COMAC PARTNERS


                                  By:      /s/ Paul Coughlin
                                           Name:  Paul Coughlin
                                           Title: General Partner